                                                                   EXHIBIT 10.16


                                    FORM OF
                                PROMISSORY NOTE


$200,000                                                           June 19, 2000


         FOR VALUE RECEIVED, the undersigned, MD2patient, Inc., promises to pay to the order of James G. Petway Jr. (hereafter, together with any holder hereof called "Holder") at the offices of the Holder located at 501 Corporate Centre Drive, Suite 200, Franklin, TN, or at such other place as the Holder may designate in writing to the undersigned, in lawful money of the United States of America, and in immediately available funds, the principal sum of TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($200,000) together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of a 360-day year for the actual number of days elapsed) from the date hereof until paid in full at a per annum rate equal to twelve percent (12%) in simple interest terms.

         The principal balance shall be payable June 19, 2001. Accrued interest shall be due and payable on the date the principal balance is due (whether by acceleration, maturity or otherwise).

         In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

         Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the undersigned to pay any principal, interest or other amount due hereunder within thirty days of the date such payment is due, or the undersigned shall in any way fail to comply with the other terms, covenants or conditions contained in this Note; or (ii) the undersigned shall
(a) commence a voluntary case under the Bankruptcy Code of 1978, as amended, or other federal bankruptcy law (as now or hereafter in effect), (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking or possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign (e) make a general assignment for the benefit of creditors or (f) make a conveyance fraudulent as to creditors under any state or federal law.

         Upon the occurrence of an Event of Default described in clause (i) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, at the option of the Holder, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become, in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (ii) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

         Time is of the essence of this Note.

         No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

         The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         This Note shall be binding upon the successors and assigns of the undersigned. A Holder of this Note may not assign or transfer this Note to any person or entity without the consent of the undersigned.

         Any notice to be given hereunder shall be in writing, shall be sent to the Holder's address as specified in the first paragraph hereof or the undersigned's addresses set forth below its signature hereto, as the case may be, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.


                           [Signatures on Next Page]

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Promissory Note under seal as of the date and year first written above.


                                       MD2patient, Inc.


                                       By: /s/ Joseph B. Crace
                                          -------------------------------------
                                          Name: Joseph B. Crace
                                          Title: Chief Executive Officer

                                          Address for Notices:

                                          501 Corporate Centre Drive, Suite 200
                                          Franklin, TN 37076
                                          Telephone: (615) 383-8400
                                          Telecopy: (615) 383-8470